UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 12, 2016

Spirit Realty Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2727 North Harwood Drive, Suite 300, Dallas, TX 75201
(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Federal Income Tax Considerations
The information included under the heading “Federal Income Tax Considerations” in Exhibit 99.1 hereto supersedes and replaces, in its entirety, (i) the discussion under the heading “Federal Income Tax Considerations” in the prospectus dated May 13, 2014, which forms part of the Registration Statement on Form S-3 (File No. 333-192237) of Spirit Realty Capital, Inc. (“Spirit”) filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2013, as amended (the “Registration Statement”), (ii) the discussion under the heading “Supplemental Federal Income Tax Considerations” in Spirit’s prospectus supplement dated September 15, 2014, which forms part of the Registration Statement, (iii) the discussion under the heading “Supplemental Federal Income Tax Considerations” in Exhibit 99.1 to Spirit’s Current Report on Form 8-K dated November 13, 2015, which was filed with respect to Item 8.01 of Form 8-K, and (iv) the discussion under the heading “Federal Income Tax Considerations” in Exhibit 99.1 to Spirit’s Current Report on Form 8-K filed with the SEC on March 2, 2016, which was filed with respect to Item 8.01 of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.	Description
99.1	Federal Income Tax Considerations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr. Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer)
Date: August 12, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Federal Income Tax Considerations